UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019 (June 14, 2019)

Prosperity Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (281) 269-7199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.00 per share	PB	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)

Appointment of Chief Financial Officer

On June 14, 2019, the Board of Directors (the “Board”) of Prosperity Bancshares, Inc. (“Prosperity”) appointed Asylbek Osmonov to serve as Chief Financial Officer of Prosperity and on June 16, 2019, the Board of Directors of Prosperity Bank (“Prosperity Bank”) appointed Mr. Osmonov to serve as Chief Financial Officer of Prosperity Bank, effective June 17, 2019. Mr. Osmonov will also continue to serve as Chief Accounting Officer of Prosperity Bank.

Mr. Osmonov, 38, has been Prosperity’s Interim Chief Financial Officer since April 1, 2019. Prior to that, Mr. Osmonov was Prosperity’s Chief Accounting Officer since September 2013. Prior to joining Prosperity, Mr. Osmonov was an audit senior manager at Deloitte LLP, where he worked from 2004 to 2013. While at Deloitte, he focused on the financial services and oil and gas industries. Mr. Osmonov is a Certified Public Accountant. Mr. Osmonov received his Bachelor of Accountancy from the University of Mississippi and Masters of Professional Accounting from the University of Texas.

In connection with the appointment, Mr. Osmonov’s annual base salary was increased to $300,000. There are no arrangements or understandings between Mr. Osmonov and any other persons pursuant to which he was selected as Chief Financial Officer of Prosperity. There are no family relationships between Mr. Osmonov and any previous or current officers or directors of Prosperity or Prosperity Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Appointment of Officers Effective Upon Merger

As previously disclosed, on June 16, 2019, Prosperity entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with LegacyTexas Financial Group, Inc., a Maryland corporation (“LegacyTexas”), pursuant to which LegacyTexas will merge with and into Prosperity (the “Merger”). In connection with the Merger Agreement, Prosperity Bank and LegacyTexas Bank entered into an employment agreement with Kevin Hanigan (the “Hanigan Employment Agreement”), LegacyTexas’s President and Chief Executive Officer, pursuant to which he will serve as Prosperity Bank’s President effective upon, and subject to, the effective time of the Merger (the “Effective Time”). It is also expected that Mr. Hanigan will serve as Prosperity’s President and Chief Operating Officer effective upon the Effective Time.

Mr. Hanigan, age 62, has served as LegacyTexas’s President and Chief Executive Officer since April 2012. Prior to joining LegacyTexas, Mr. Hanigan was the Chairman and Chief Executive Officer of Highlands Bank, serving in those roles since 2010. Prior to joining Highlands Bank, Mr. Hanigan was employed by Guaranty Bank starting in 1996, serving in numerous capacities including Chief Lending Officer, Executive in charge of Retail Banking, and finally as Chairman and Chief Executive Officer of Guaranty Bank and its parent company, Guaranty Financial Group, Inc. (which filed for bankruptcy in August 2009). Mr. Hanigan began his career with Bank of the Southwest in Houston in June 1980. He earned his undergraduate degree and Master of Business Administration from Arizona State University. Mr. Hanigan serves on the Board of Directors of Goodwill Industries of Dallas and the Dallas Citizen’s Council. With over 37 years of experience working in the banking industry in Texas and serving as chief executive officer of several institutions, Prosperity expects Mr. Hanigan to bring outstanding leadership skills and a deep understanding of the local banking market and issues facing the banking industry.

There are no arrangements or understandings between Mr. Hanigan and any other persons pursuant to which he was selected to serve as Prosperity’s President and Chief Operating Officer effective upon the Effective Time, other than as set forth in the Merger Agreement. There are no family relationships between Mr. Hanigan and any previous or current officers or directors of Prosperity or Prosperity Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Under the Hanigan Employment Agreement, Mr. Hanigan’s compensation will consist of an annual base salary of $970,806, an annual bonus of up to 175% of base salary and an opportunity to participate in Prosperity’s stock-based incentive compensation programs. At the Effective Time, Mr. Hanigan will also be granted an award by Prosperity of 20,000 shares of restricted stock and paid a one-time cash signing bonus of $1,275,000.

The foregoing summary of the Hanigan Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Also in connection with the Merger Agreement, Prosperity Bank and LegacyTexas Bank entered into an employment agreement with J. Mays Davenport (the “Davenport Employment Agreement”), LegacyTexas’s Executive Vice President and Chief Financial Officer, pursuant to which he will serve as Prosperity Bank’s Senior Executive Vice President & Director of Corporate Strategy effective upon the Effective Time. It is also expected that Mr. Davenport will serve as Prosperity’s Executive Vice President & Director of Corporate Strategy effective upon the Effective Time.

Mr. Davenport, age 50, has served as LegacyTexas’s Executive Vice President and Chief Financial Officer for both LegacyTexas and Legacy Texas Bank since January 2015. Mr. Davenport oversaw the Finance and Treasury functions of LegacyTexas, and also serves as a Director of LegacyTexas Title. Prior to joining LegacyTexas, Mr. Davenport served as Executive Vice President of the wholly owned subsidiary of LegacyTexas Group, Inc. since December 2004. Mr. Davenport is a licensed Certified Public Accountant in the State of Texas and has been serving the Texas banking community for over twenty years, including fourteen years in the practice of public accountancy with Arthur Andersen, Grant Thornton, Fisk & Robinson and RSM McGladrey LLP. Mr. Davenport is a Magna Cum Laude graduate of Texas A&M University with a B.B.A. in Finance and Accounting.

There are no arrangements or understandings between Mr. Davenport and any other persons pursuant to which he was selected to serve as Prosperity’s Senior Executive Vice President & Director of Corporate Strategy effective upon the Effective Time, other than as set forth in the Merger Agreement. There are no family relationships between Mr. Davenport and any previous or current officers or directors of Prosperity or Prosperity Bank, and there are no related party transactions reportable under Item 404(a) of Regulation S-K.

Under the Davenport Employment Agreement, Mr. Davenport’s compensation will consist of an annual base salary of $415,000, an annual bonus of up to 100% of base salary and an opportunity to participate in Prosperity’s stock-based incentive compensation programs. At the Effective Time, Mr. Davenport will also be granted an award by Prosperity of 10,000 shares of restricted stock and a one-time cash signing bonus of $225,000.

The foregoing summary of the Davenport Employment Agreement is not complete and is qualified in its entirety by reference to the complete text of such agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Other Appointments Effective Upon Merger

David Zalman, who currently serves as Chairman and Chief Executive Officer of Prosperity and Senior Chairman and Chief Executive Officer of Prosperity Bank, will serve as Senior Chairman of Prosperity effective upon the Effective Time and will continue to serve as Senior Chairman of Prosperity Bank and Chief Executive Officer of Prosperity and Prosperity Bank.

H.E. Timanus, Jr., who currently serves as Vice Chairman of Prosperity and Chairman and Chief Operating Officer of Prosperity Bank, will serve as Chairman of Prosperity effective upon the Effective Time and will continue to serve as Chairman and Chief Operating Officer of Prosperity Bank.

Edward Z. Safady, who currently serves as President of Prosperity and Vice Chairman of Prosperity Bank, will serve as Vice Chairman of Prosperity effective upon the Effective Time and will continue to serve as Vice Chairman of Prosperity Bank.

For more on the compensation of Prosperity’s directors and executives, please refer to the disclosure under the heading “Compensation Discussion and Analysis” in Prosperity’s Proxy Statement of its 2019 Annual Meeting of Shareholders and filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2019.

(d)

Appointment of Directors Effective Upon Merger

As previously disclosed, pursuant to the Merger Agreement, Prosperity has agreed to appoint each of Kevin Hanigan, Bruce Hunt and George Fisk to the Prosperity Board of Directors effective upon the Effective Time. At this time, the Prosperity Board of Directors has not determined which, if any, of its committees to which Messrs. Hanigan, Hunt and Fisk will be named.

There are no family relationships between Messrs. Hanigan, Hunt and Fisk and any previous or current officers or directors of Prosperity, and there are no related party transactions reportable under Item 404(a) of Regulation S-K for any of them.

The description of the Hanigan Employment Agreement in item 5.02(c) is hereby incorporated by reference in this item 5.02(d) and describes the only material plan, contract or arrangement to which Mr. Hanigan is a party.

As previously disclosed, Messrs. Hunt and Fisk each entered into a Director Support Agreement with Prosperity, LegacyTexas and LegacyTexas Bank in connection with Prosperity’s entry into the Merger Agreement. Pursuant to the Director Support Agreements, Messrs. Hunt and Fisk have agreed, among other things, and subject to certain exceptions, not to disclose or use confidential information of LegacyTexas or Prosperity, and from and after the Effective Time for a period of two years, not to solicit customers of LegacyTexas or Prosperity on behalf of a third party, not to solicit certain LegacyTexas or Prosperity employees and not to compete with the Prosperity. There are no other material plans, contracts or arrangements to which Messrs. Hunt or Fisk is a party with respect to their prospective appointment as a director of Prosperity.

The foregoing summary of the Director Support Agreements is not complete and is qualified in its entirety by reference to the complete text of such agreements, a form of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

During a meeting on June 14, 2019, the Board unanimously approved a resolution to amend the Amended and Restated Bylaws of Prosperity (the “Bylaws”) in order to permit the execution by shareholders of proxies by electronic means. The amendment became effective on June 14, 2019.

The foregoing summary of the amendment to the Bylaws of Prosperity is not complete and is qualified in its entirety by reference to the complete text of the amended Bylaws, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 8.01.	Other Events

For the purposes of Rule 425 under the Securities Act of 1933, as amended, only that information contained in Item 5.02 relating solely to the proposed merger between Prosperity and LegacyTexas is being filed under this Item 8.01.

Cautionary Notes on Forward Looking Statements

This communication contains statements which, to the extent they are not statements of historical fact, constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. These forward-looking statements may include information about Prosperity’s and LegacyTexas’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s or LegacyTexas’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s and LegacyTexas’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s or LegacyTexas’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s or LegacyTexas’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of the proposed transaction, and statements about the assumptions underlying any such statement. The forward-looking statements are based on expectations and assumptions Prosperity and LegacyTexas currently believe to be valid. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, LegacyTexas or the combined company and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the Merger Agreement, the outcome of any legal proceedings that may be instituted against Prosperity or LegacyTexas, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors generally, or specifically in the Dallas/Fort Worth area where LegacyTexas does a majority of its business and Prosperity has a significant presence, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Prosperity’s ability to complete the acquisition and integration of LegacyTexas successfully, and the dilution caused by Prosperity’s issuance of additional shares of its common stock in connection with the transaction. Each of Prosperity and LegacyTexas disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Prosperity, LegacyTexas and factors which could affect the forward-looking statements contained herein can be found in Prosperity’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the SEC, and in LegacyTexas’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2019 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of LegacyTexas into Prosperity, Prosperity will file with the SEC a registration statement on Form S-4 to register the shares of Prosperity Common Stock to be issued to the stockholders of LegacyTexas. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of LegacyTexas and Prosperity seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, LEGACYTEXAS AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Documents filed with the SEC by Prosperity will be available free of charge by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 and documents filed with the SEC by LegacyTexas will be available free of charge by directing a request by telephone or mail to LegacyTexas Financial Group, Inc., 5851 Legacy Circle, Suite 1200, Plano, Texas 75024, (972) 578-5000.

Participants in the Solicitation

Prosperity, LegacyTexas and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Prosperity and stockholders of LegacyTexas in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Prosperity and its directors and executive officers may be found in the definitive proxy statement of Prosperity relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 14, 2019, and other documents filed by Prosperity with the SEC. Additional information about LegacyTexas and its directors and executive officers may be found in the definitive proxy statement of LegacyTexas relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 12, 2019, and other documents filed by LegacyTexas with the SEC. These documents can be obtained free of charge from the sources described above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Prosperity Bancshares, Inc., dated June 14, 2019.

10.1	Executive Employment Agreement, dated as of June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and Kevin J. Hanigan.

10.2	Executive Employment Agreement, dated as of June 16, 2019, by and among Prosperity Bank, LegacyTexas Bank and J. Mays Davenport.

10.3	Form of Director Support Agreement, dated as of June 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2019

PROSPERITY BANCSHARES

By:	/s/ Charlotte M. Rasche
Name:	Charlotte M. Rasche
Title:	Executive Vice President and General Counsel